EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Lincare Holdings Inc. (the “Company”) for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John P. Byrnes, Chief Executive Officer of the Company, certify to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley of 2002, that:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ JOHN P. BYRNES
John P. Byrnes Chief Executive Officer

November 14, 2002

In connection with the Quarterly Report on Form 10-Q of Lincare Holdings Inc. (the “Company”) for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul G. Gabos, Chief Executive Officer of the Company, certify to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley of 2002, that:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ PAUL G. GABOS
Paul G. Gabos Chief Financial Officer
November 14, 2002